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                                                                    EXHIBIT 21.1

                  SUBSIDIARIES OF IASIS HEALTHCARE CORPORATION

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                                        NAME OF SUBSIDIARY                                   STATE OR OTHER JURISDICTION OF
            (AS STATED IN ITS ORGANIZATIONAL DOCUMENT AND UNDER WHICH IT DOES BUSINESS)      INCORPORATION OR ORGANIZATION
            ---------------------------------------------------------------------------      ------------------------------
          Advanced Medical Equipment, Inc.                                                             Delaware
          Arizona Diagnostic & Surgical Center, Inc.                                                   Delaware
          Baptist Joint Venture Holdings, Inc.                                                         Delaware
          Beaumont Hospital Holdings, Inc.                                                             Delaware
          Biltmore Surgery Center, Inc.                                                                Arizona
          Biltmore Surgery Center Holdings, Inc.                                                       Delaware
          Biltmore Surgery Center Limited Partnership                                                  Arizona
          Brookwood Diagnostic Center of Tampa                                                         Delaware
          Clinicare of Texas, Inc.                                                                     Delaware
          Clinicare of Utah, Inc.                                                                      Delaware
          Davis Hospital & Medical Center, Inc.                                                        Delaware
          Davis Surgical Center Holdings, Inc.                                                         Delaware
          First Choice Physicians Network Holdings, Inc.                                               Delaware
          Health Choice Arizona, Inc.                                                                  Delaware
          IASIS Finance, Inc.                                                                          Delaware
          IASIS Healthcare Holdings, Inc.                                                              Delaware
          IASIS Healthcare MSO Sub of Salt Lake City, LLC                                              Utah
          IASIS Home Infusion and Medical Equipment, Inc.                                              Delaware
          IASIS Management Company                                                                     Delaware
          Jordan Valley Hospital, Inc.                                                                 Delaware
          MCS/AZ, Inc.                                                                                 Delaware
          Memorial Hospital of Tampa, L.P.                                                             Delaware
          Mesa General Hospital, L.P.                                                                  Delaware
          Metro Ambulatory Surgery Center, Inc.                                                        Delaware
          Oasis Staffing Services, Inc.                                                                Delaware
          Odessa Regional Hospital, L.P.                                                               Delaware
          Palms of Pasadena Homecare, Inc.                                                             Delaware
          Palms of Pasadena Hospital, L.P.                                                             Delaware
          Pioneer Valley Health Plan, Inc.                                                             Delaware
          Pioneer Valley Hospital, Inc.                                                                Delaware
          Rocky Mountain Medical Center, Inc.                                                          Delaware
          Salt Lake Regional Medical Center, Inc.                                                      Delaware
          Sandy City Holdings, Inc.                                                                    Delaware
          Southridge Plaza Holdings, Inc.                                                              Delaware
          Southwest General Hospital, L.P.                                                             Delaware
          SSJ St. Petersburg Holdings, Inc.                                                            Delaware
          St. Luke's Behavioral Hospital, L.P.                                                         Delaware
          St. Luke's Medical Center, L.P.                                                              Delaware
          Tampa Bay Staffing Solutions, Inc.                                                           Delaware
          Tempe St. Luke's Hospital, L.P.                                                              Delaware
          Town & Country Hospital, L.P.                                                                Delaware
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